EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q for the quarterly period ended March 31, 2010 of Starinvest Group, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert H. Cole, Chief Executive Officer and Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report on Form 10-Q of the Registrant for the fiscal quarter ended March 31, 2010 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 17, 2010

/s/  Robert H. Cole
Robert H. Cole
Chief Executive Officer, Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)